SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED JULY 12, 2004





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                       STATISTICAL COLLATERAL INFORMATION

                           GMAC RFC (GRAPHIC OMITTED)

  HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2004-KS7


                           RASC SERIES 2004-KS7 TRUST
                                     ISSUER

                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                    DEPOSITOR

                         RESIDENTIAL FUNDING CORPORATION
                                 MASTER SERVICER



                                  JULY 12, 2004


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                  CREDIT SUISSE FIRST BOSTON (GRAPHIC OMITTED)

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                                                   GMAC RFC    [GRAPHIC OMITTED]
RASC SERIES 2004-KS7 TRUST
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2004-KS7 This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.



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The  attached  tables  and  other  statistical   analyses  (the   "Computational
Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Credit Suisse First Boston LLC ("CSFB") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of CSFB, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the
information  herein.  The  information  herein  is  preliminary,   and  will  be
superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted  average lives shown in the  Computational  Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the CSFB Trading Desk at (212) 325-8549.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.





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


           GROUP II-A OUTSTANDING MORTGAGE LOAN PRINCIPAL BALANCES ($25,000 BUCKETS)


 Range of                                     Percent
 Outstanding           Number    Aggregate    of           Average
 Mortgage Loan         of        Principal    Group       Principal       Weighted
 Principal Balances    Mortgage   Balance     II-A         Balance        Average      Weighted Average
 ($)                    Loans   Outstanding    Loans     Outstanding    Credit Score     Original LTV
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
<= 25,000.00                  3       $62,968    0.02%          $20,989           536              53.00%
25,000.01 - 50,000.00        44     1,928,522     0.61           43,830           592               74.25
50,000.01 - 75,000.00       376    23,678,972     7.50           62,976           604               81.02
75,000.01 - 100,000.00      419    36,951,364    11.71           88,189           608               82.42
100,000.01 -                389    43,815,367    13.89          112,636           614               82.64
125,000.00
125,000.01 -                280    38,570,409    12.22          137,751           611               82.56
150,000.00
150,000.01 -                233    37,681,670    11.94          161,724           612               83.67
175,000.00
175,000.01 -                185    34,621,176    10.97          187,141           610               82.49
200,000.00
200,000.01 -                129    27,473,297     8.71          212,971           618               82.88
225,000.00
225,000.01 -                112    26,709,159     8.47          238,475           622               82.31
250,000.00
250,000.01 -                 60    15,837,988     5.02          263,966           616               82.75
275,000.00
275,000.01 -                 56    16,098,735     5.10          287,477           626               83.36
300,000.00
300,000.01 -                 20     6,274,722     1.99          313,736           624               81.83
325,000.00
325,000.01 -                 13     4,282,036     1.36          329,387           616               80.14
350,000.00
350,000.01 -                  1       363,387     0.12          363,387           764               75.00
375,000.00
375,000.01 -                  3     1,171,372     0.37          390,457           572               82.25
400,000.00
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 TOTAL:                   2,323  $315,521,143  100.00%         $135,825           613              82.51%





ADDITIONAL INFORMATION REGARDING THE MORTGAGE LOANS

The Seller will make the following representations and warranties with respect to the Group II-A Mortgage Loans:

1. None of the Mortgage Loans are subject to Section 32 under the Home Ownership and Equity Protection Act of 1994 ("HOEPA").
2. To the best of Seller's knowledge, the Subservicer for each Mortgage Loan has accurately and fully reported its borrower credit files to each of the Credit Repositories in a timely manner.
3. None of the proceeds of any Mortgage Loan were used to finance the purchase of single premium credit insurance policies.
4. No Group II-A Loan has a prepayment penalty term that extends beyond three years after the date of origination.
5. With the exception of loans secured by property in the state of New Jersey, none of the Mortgage Loans are loans that are referred to as "high cost" or "covered" loans or any other similar designation under applicable state or local law in effect at the time of origination of such loan that expressly provides for assignee liability.
6. None of the Mortgage Loans secured by property in the state of New Jersey are considered "high-cost home loans" under the New Jersey Home Ownership Security Act of 2002. None of the non purchase money loans secured by property in the state of New Jersey are considered "covered home loans" under the New Jersey Home Ownership Act of 2002.
7. No Group II-A Mortgage Loan which is secured by a property located in the State of Georgia was originated on or after October 1, 2002 and before March 7, 2003.

8. The stated principal balance at origination for each Group II-A Mortgage Loan that is secured by a single family property located in any state other than the States of Alaska or Hawaii did not exceed $333,700. The stated principal balance at origination for each Group II-A Mortgage Loan that is secured by a single family property located in the States of Hawaii or Alaska did not exceed $500,550. The stated principal balance at origination for each Group II-A Mortgage Loan that is secured by a two-, three- or four- family property located in any state other than the States of Alaska or Hawaii did not exceed $427,150, $516,300 or $641,650, respectively. The stated principal balance at origination for each Group II-A Mortgage Loan that is secured by a two-, three- or four- family property located in the States of Hawaii or Alaska did not exceed $640,725, $774,450 and $962,475, respectively.


A breach of any of the representations and warranties set forth above will be deemed to materially and adversely affect the interests of the holders of the Group II-A Certificates with respect to any Group II-A Mortgage Loan. With respect to a breach of any such representation and warranty with respect to a Group II-A Mortgage Loan, the seller will either (i) purchase such Mortgage Loan from the at a price equal to the purchase price for such Mortgage Loan set forth in the pooling and servicing agreement or (ii) substitute a qualified substitute Mortgage Loan or loans for such Mortgage Loan in the manner and subject to the limitations set forth in the pooling and servicing agreement. In addition, the servicing guide of the Master Servicer requires that the subservicer for each Mortgage Loan accurately and fully report its borrower credit files to each of the credit repositories in a timely manner.



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CSFB CONTACTS


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                           NAME                            PHONE EXTENSION
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 ASSET FINANCE:            Brendan J. Keane                (212) 325-6459
                           John Herbert                    (212) 325-2412
                           Kenny Rosenberg                 (212) 325-3587
                           Saumil Patel                    (212) 325-5945
                           David Steinberg - Collateral    (212) 325-2774
                           Anastasios Argeros - Collateral (212) 325-0392
                           Dave O'Brien - Structuring      (212) 325-9113

 ASSET BACKED SYNDICATION: Tricia Hazelwood                (212) 325-8549
                           Melissa Simmons                 (212) 325-8549
                           Jim Drvostep                    (212) 325-8549

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